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                                                                 EXHIBIT 10.12.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



     FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") dated as of October 10, 2000 (this "Amendment") to the Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), certain lenders party thereto (collectively, the "Lenders"), BNP Paribas (as successor-in-interest to Banque Paribas) and The Chase Manhattan Bank ("Chase"), as Managing Agents (collectively, the "Managing Agents") and Chase, as Administrative Agent (in such capacity, the "Administrative Agent").

                                 R E C I T A L S

     A. The Borrower has entered into a long-term lease (the "New Building Lease") for studio and office space in a building (the "Los Angeles Building") to be constructed in Los Angeles, California. The New Building Lease is a Capitalized Lease Obligation, and creates a balance sheet liability in an amount not exceeding $50,000,000 in the aggregate.

     B. In incurring the Indebtedness constituted by the New Building Lease, the Borrower relied on Section 6.2(e) of the Credit Agreement. (Section 6.2(e) of the Credit Agreement permits up to $500,000,000 in unsecured Indebtedness, with certain exceptions.) Upon completion of construction of the Los Angeles Building, the New Building Lease will become secured by such building, and the exception provided by Section 6.2(e) shall no longer be available.

     C. The Borrower has requested that the Lenders amend Section 6.2(m) of the Credit Agreement to provide a specific "basket" for Capitalized Lease Obligations in an amount up to $50,000,000. The Borrower intends to use amended
Section 6.2(m) for the New Building Lease.

     D. Capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                                    AGREEMENT

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Subject to satisfaction of the conditions set forth in Section 2, Section 6.2(m) of the Credit Agreement is amended in its entirety as follows:

     "(m) Capitalized Lease Obligations in an aggregate amount not exceeding $50,000,000."

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective upon satisfaction of the following:

     (a) The Administrative Agent shall have received an executed counterpart of this Fourth Amendment from the Borrower, and the Administrative Agent (pursuant to authority

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granted by, and having obtained all necessary consents of the Majority Lenders)
shall have executed this Amendment; and

     (b) the Administrative Agent shall have received written evidence of the Guarantors' consent to this Amendment.

     SECTION 3. REPRESENTATIONS AND WARRANTIES

     (a) The Borrower represents and warrants that it has duly authorized and approved the execution and delivery of, and the performance by the Borrower of the obligations on its part contained in, the Credit Agreement, as amended by this Amendment, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with the terms thereof.

     (b) The Borrower represents and warrants that to the best of the Borrower's knowledge, all approvals, consents and orders of, or filings with, any Governmental Authority, legislative body, board, agency or commission having jurisdiction which would constitute a condition precedent to the due performance by the Borrower of its Obligations, or the absence of which would cause a Material Adverse Effect, have been duly obtained.

     SECTION 4. MISCELLANEOUS

     (a) This Amendment shall be binding upon the successors and assigns of the Borrower and the Lenders and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their successors and assigns.

     (b) Except as expressly set forth herein, all provisions of the Credit Agreement and all other Loan Documents shall continue in full force and effect.

     (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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     (d)  This Fourth Amendment and the rights and obligations of the parties under this Fourth Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first above written.

                             UNIVISION COMMUNICATIONS INC.


                             By       /s/ ROBERT CAHILL
                                ----------------------------------
                             Name:    ROBERT CAHILL
                                  --------------------------------
                             Title:   VICE PRESIDENT AND SECRETARY
                                   -------------------------------


                             THE CHASE MANHATTAN BANK, as Administrative Agent


                             By       /s/ TRACEY NAVIN EWING
                                ----------------------------------
                             Name:    TRACEY NAVIN EWING
                                  --------------------------------
                             Title:   VICE PRESIDENT
                                  --------------------------------

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                   GUARANTORS' CONFIRMATION AND ACKNOWLEDGMENT

     Reference is made to that certain Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), BNP Paribas (formerly known as Banque Paribas) and The Chase Manhattan Bank ("Chase"), as Managing Agents, Chase, as Administrative Agent, and BNP Paribas, Chase and the other financial institutions party thereto as lenders (collectively, the "Lenders"). (Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.) Each of the undersigned has unconditionally, continually and irrevocably guaranteed the obligations of the Borrower then or thereafter existing under the Credit Agreement and the Notes, is a "Guarantor" and has executed and delivered a "Guarantee" thereunder.

     Each Guarantee provides that each Guarantor's obligations thereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any change in any term of any of the obligations of the Borrower or any amendment of the Credit Agreement and that any such change or amendment may be taken without the consent of, or notice to, such Guarantor. Notwithstanding the foregoing, each of the undersigned Guarantors acknowledges that it has received a copy of a Fourth Amendment (the "Fourth Amendment") dated as of October 10, 2000, which further amends the Credit Agreement, and hereby consents to the Fourth Amendment and agrees that such Guarantor's obligations under its respective Guarantee, including the punctual payment when due of all of the obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes shall remain in full force and effect in all respects.

Dated as of October 10, 2000


                                  UNIVISION TELEVISION GROUP, INC.

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                    ---------------------------------------
                                           FINANCIAL OFFICER
                                    ---------------------------------------

                                  PTI HOLDINGS, INC.

                                  By       /s/ ROBERT CAHILL
                                    ---------------------------------------
                                  Name:    ROBERT CAHILL
                                    ---------------------------------------
                                  Title:   VICE PRESIDENT AND SECRETARY
                                    ---------------------------------------


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                                  GALAVISION, INC.

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER
                                    ---------------------------------------

                                  SUNSHINE ACQUISITION CORP.

                                  By       /s/ ROBERT CAHILL
                                    ---------------------------------------
                                  Name:    ROBERT CAHILL
                                    ---------------------------------------
                                  Title:   VICE PRESIDENT AND SECRETARY
                                    ---------------------------------------


                                  SUNSHINE ACQUISITION, L.P.

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER
                                    ---------------------------------------

                                  THE UNIVISION NETWORK LIMITED PARTNERSHIP

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER
                                    ---------------------------------------

                                  UNIVISION ONLINE, INC.

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER
                                    ---------------------------------------

                                  UNIVISION - EV HOLDING, LLC

                                  By       /s/ GEORGE W. BLANK
                                    ---------------------------------------
                                  Name:    GEORGE W. BLANK
                                    ---------------------------------------
                                  Title:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                           FINANCIAL OFFICER
                                    ---------------------------------------